                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                              April 19, 2006
                              --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated April 18, 2006



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On April 18, 2006 Westamerica Bancorporation announced their quarterly earnings for the first quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
April 19, 2006

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         April 18, 2006

FOR IMMEDIATE RELEASE
April 18, 2006


WESTAMERICA BANCORPORATION REPORTS FIRST QUARTER 2006 RESULTS

San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported quarterly net income for the first quarter of 2006 of $26.1 million or $0.81 diluted earnings per share compared to $22.3 million or $0.68 diluted earnings per share for the first quarter of 2005. Prior year results reflect the retrospective adoption of Statement of Financial Accounting Standard 123 (revised), which requires recognition of compensation expense for equity awards to employees. First quarter 2005 results include one month of operating results following the March 1, 2005 acquisition of Redwood Empire Bancorp. First quarter 2005 results also include a loss on sale of available-for-sale investment securities totaling $2.8 million, net of tax, or $0.08 per diluted share outstanding.

"We are very pleased with first quarter results, given the difficult interest rate environment. Profitability levels remain high with first quarter 2006 return on equity of 24.9 percent and return on assets of 2.10 percent," said Chairman, President and CEO David Payne. "Our low cost of funds, low credit costs, improved fee income, and low cost structure result in net income equal to
38.6 percent of revenues," added Payne.

Net interest income on a fully taxable equivalent (FTE) basis was $54.0 million in the first quarter of 2006, compared to $55.8 million in the prior quarter and to $55.0 million in the first quarter of 2005. The first quarter 2006 net interest margin on a fully taxable equivalent basis was 4.73 percent, compared to 4.80 percent in the prior quarter and 4.90 percent for the first quarter of 2005.

The provision for loan losses was $150 thousand for the first quarter of 2006, compared to $150 thousand in the previous quarter, and $300 thousand in the first quarter of 2005. Net loan losses totaled $231 thousand or 0.04 percent of average loans (annualized) in the first quarter of 2006.

Noninterest income in the first quarter of 2006 totaled $13.6 million compared to $7.2 million in the first quarter 2005, which included a $4.9 million loss on sale of investment securities. Merchant credit card income increased $1.1 million in the first quarter 2006 compared to the year ago period primarily due to the acquired merchant card servicing business of Redwood Empire Bancorp on March 1, 2005. Debit card fees were also higher than the year ago period due to higher activity levels.

Noninterest expense for the first quarter of 2006 totaled $25.5 million, $1.5 million lower than the previous quarter, and $400 thousand lower than the first quarter of 2005. The decrease from the prior quarter is primarily due to lower personnel costs, professional fees, and operational losses. The decrease from the first quarter of 2005 is primarily due to lower personnel costs and professional fees, offset in part by higher amortization of intangible assets and occupancy costs. The first quarter 2006 efficiency ratio (expenses/revenues) was 37.7 percent compared to 38.4 percent in the prior quarter.

At March 31, 2006, shareholders' equity was $429 million and the equity-to-asset ratio was 8.5 percent. During the first quarter of 2006 repurchases of the Company's common stock totaled approximately 338 thousand shares, net of shares issued.

At March 31, 2006, the Company's assets totaled $5.1 billion and total loans outstanding totaled $2.6 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, currently operates 87 branches and two trust offices throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
          Westamerica Bancorporation
          Robert A. Thorson  -  SVP & Chief Financial Officer
          707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2005, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                     #####

WESTAMERICA BANCORPORATION           Public Information April 18, 2006
FINANCIAL HIGHLIGHTS
 March 31, 2006

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income               $53,974    $55,019     -1.9%   $55,830       -3.3%   $53,974    $55,019        -1.9%
          (Fully Taxable Equivalent)
   2. Provision for Credit Losses           150        300    -50.0%       150        0.0%       150        300       -50.0%
   3. Noninterest Income:
   4.   Investment Securities                 0     (4,903)     n/m          0       n/m           0     (4,903)     -100.0%
          (Loss/Impairment) Gains
   5.   Other                            13,639     12,098     12.7%    14,427       -5.5%    13,639     12,098        12.7%
                                     -----------------------        ------------          -----------------------
   6. Total Noninterest Income           13,639      7,195     89.6%    14,427       -5.5%    13,639      7,195        89.6%
                                     -----------------------        ------------          -----------------------
   7. Noninterest Expense                25,483     25,863     -1.5%    26,980       -5.5%    25,483     25,863        -1.5%
   8. Income Tax Provision (FTE)         15,863     13,741     15.4%    16,003       -0.9%    15,863     13,741        15.4%
                                     -----------------------        ------------          -----------------------
   9. Net Income                        $26,117    $22,310     17.1%   $27,124       -3.7%   $26,117    $22,310        17.1%
                                     =======================        ============          =======================

   10.Average Shares Outstanding         31,688     32,022     -1.0%    32,029       -1.1%    31,688     32,022        -1.0%
   11.Diluted Average Shares             32,276     32,680     -1.2%    32,572       -0.9%    32,276     32,680        -1.2%
          Outstanding
   12.Operating Ratios:
   13.  Basic Earnings Per Share          $0.82      $0.70     18.3%     $0.85       -2.7%     $0.82      $0.70        18.3%
   14.  Diluted Earnings Per Share         0.81       0.68     18.5%      0.83       -2.8%      0.81       0.68        18.5%
   15.  Return On Assets (annualized)      2.10%      1.86%               2.11%                 2.10%      1.86%
   16.  Return On Equity (annualized)      24.9%      24.2%               25.5%                 24.9%      24.2%
   17.  Net Interest Margin (FTE)          4.73%      4.90%               4.80%                 4.73%      4.90%
   18.  Efficiency Ratio (FTE)             37.7%      41.6%               38.4%                 37.7%      41.6%

   19.Dividends Paid Per Share            $0.32      $0.30      6.7%     $0.32        0.0%     $0.32      $0.30         6.7%
   20.Dividend Payout Ratio                  40%        44%                 38%                   40%        44%



2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $68,486    $63,376      8.1%   $68,349        0.2%   $68,486    $63,376         8.1%
   2. Interest Expense                   14,512      8,357     73.6%    12,519       15.9%    14,512      8,357        73.6%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $53,974    $55,019     -1.9%   $55,830       -3.3%   $53,974    $55,019        -1.9%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,606,178 $4,518,930      1.9%$4,639,319       -0.7%$4,606,178 $4,518,930         1.9%
   5. Average Interest-Bearing        3,205,366  3,132,418      2.3% 3,168,720        1.2% 3,205,366  3,132,418         2.3%
          Liabilities
   6. Yield on Earning Assets (FTE)        6.00%      5.65%               5.87%                 6.00%      5.65%
   7. Cost of Funds                        1.27%      0.75%               1.07%                 1.27%      0.75%
   8. Net Interest Margin (FTE)            4.73%      4.90%               4.80%                 4.73%      4.90%
   9. Interest Expense/Interest-           1.82%      1.08%               1.56%                 1.82%      1.08%
          Bearing Liabilities
   10.Net Interest Spread (FTE)            4.18%      4.57%               4.31%                 4.18%      4.57%


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $5,054,256 $4,864,633      3.9%$5,089,078       -0.7%$5,054,256 $4,864,633         3.9%
   2. Total Earning Assets            4,606,178  4,518,930      1.9% 4,639,319       -0.7% 4,606,178  4,518,930         1.9%
   3. Total Loans                     2,615,949  2,374,710     10.2% 2,616,813       -0.0% 2,615,949  2,374,710        10.2%
   4.   Commercial Loans                690,773    642,461      7.5%   698,375       -1.1%   690,773    642,461         7.5%
   5.   Commercial Real Estate Loans    922,838    809,807     14.0%   921,141        0.2%   922,838    809,807        14.0%
   6.   Consumer Loans                1,002,338    922,442      8.7%   997,297        0.5% 1,002,338    922,442         8.7%
   7. Total Investment Securities     1,990,229  2,144,220     -7.2% 2,022,506       -1.6% 1,990,229  2,144,220        -7.2%
   8.   Available For Sale              665,948    854,585    -22.1%   670,499       -0.7%   665,948    854,585       -22.1%
            (Market Value)
   9.   Held To Maturity              1,324,281  1,289,635      2.7% 1,352,007       -2.1% 1,324,281  1,289,635         2.7%
   10.      HTM Unrealized (Loss)       (25,025)   (13,664)     n/m    (13,434)      n/m     (25,025)   (13,664)        n/m
             at Period-End
   11.Loans / Deposits                     69.1%      63.9%               67.1%                 69.1%      63.9%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,784,436 $3,716,554      1.8%$3,898,859       -2.9%$3,784,436 $3,716,554         1.8%
   2.   Noninterest Demand            1,355,501  1,314,485      3.1% 1,435,193       -5.6% 1,355,501  1,314,485         3.1%
   3.   Interest-Bearing Transaction    651,547    610,152      6.8%   655,109       -0.5%   651,547    610,152         6.8%
   4.   Savings                       1,022,087  1,114,421     -8.3% 1,073,971       -4.8% 1,022,087  1,114,421        -8.3%
   5.   Other Time >$100K               501,299    406,034     23.5%   470,016        6.7%   501,299    406,034        23.5%
   6.   Other Time < $100K              254,002    271,462     -6.4%   264,570       -4.0%   254,002    271,462        -6.4%
   7. Total Short-Term Borrowings       738,308    703,468      5.0%   664,752       11.1%   738,308    703,468         5.0%
   8.   Fed Funds Purchased             548,495    551,080     -0.5%   480,649       14.1%   548,495    551,080        -0.5%
   9.   Other Short-Term Funds          189,813    152,388     24.6%   184,103        3.1%   189,813    152,388        24.6%
   10.Long-Term Debt                     38,124     26,881     41.8%    40,302       -5.4%    38,124     26,881        41.8%
   11.Shareholders' Equity              424,832    373,627     13.7%   421,536        0.8%   424,832    373,627        13.7%

   12.Demand Deposits / Total Deposits     35.8%      35.4%               36.8%                 35.8%      35.4%
   13.Transaction & Savings Deposits /     80.0%      81.8%               81.2%                 80.0%      81.8%
          Total Deposits


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q1'06               Q4'05                 Q1'05
                                     ----------------------------------        ----------------------------------
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate
                                     ----------------------------------------------------------------------------
   1. Interest & Fees Income Earned
   2.   Total Earning Assets (FTE)   $4,606,178    $68,486     6.00%      5.87%$4,518,930    $63,376       5.65%
   3.   Total Loans (FTE)             2,615,949     42,484     6.59%      6.36% 2,374,710     36,336       6.21%
   4.     Commercial Loans (FTE)        690,773     13,154     7.59%      7.32%   642,461     10,610       6.66%
   5.     Commercial Real Estate Loans  922,838     16,815     7.39%      7.14%   809,807     14,753       7.39%
   6.     Consumer Loans              1,002,338     12,515     5.06%      5.03%   922,442     10,973       4.82%
   7.   Total Investment Securities   1,990,229     26,002     5.23%      5.22% 2,144,220     27,040       5.04%
            (FTE)
   8. Interest Expense Paid
   9.   Total Earning Assets          4,606,178     14,512     1.27%      1.07% 4,518,930      8,357       0.75%
   10.  Total Interest-Bearing        3,205,366     14,512     1.82%      1.56% 3,132,418      8,357       1.08%
            Liabilities
   11.  Total Interest-Bearing        2,428,935      7,242     1.21%      1.06% 2,402,069      4,357       0.74%
            Deposits
   12.     Interest-Bearing             651,547        428     0.27%      0.28%   610,152        263       0.17%
               Transaction
   13.    Savings                     1,022,087        898     0.36%      0.35% 1,114,421        863       0.31%
   14.    Other Time < $100K            254,002      1,461     2.33%      2.17%   271,462      1,238       1.85%
   15.    Other Time > $100K            501,299      4,456     3.60%      3.15%   406,034      1,993       1.99%
   16.  Total Short-Term Borrowings     738,308      6,672     3.62%      3.12%   703,468      3,570       2.03%
   17.    Fed Funds Purchased           548,495      6,090     4.44%      3.98%   551,080      3,409       2.47%
   18.    Other Short-Term Funds        189,813        582     1.24%      0.88%   152,388        161       0.43%
   19.  Long-Term Debt                   38,124        598     6.27%      6.32%    26,881        430       6.40%

   20.Net Interest Income and Margin (FTE)         $53,974     4.73%      4.80%              $55,019       4.90%



6. Noninterest Income.


                                     (dollars in thousands, except per-share data)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $7,083     $6,927      2.3%    $7,202       -1.6%    $7,083     $6,927         2.3%
          Accounts
   2. Merchant Credit Card Income         2,385      1,298     83.8%     2,751      -13.3%     2,385      1,298        83.8%
   3. ATM Fees & Interchange                678        624      8.6%       653        3.8%       678        624         8.6%
   4. Debit Card Fees                       828        697     18.8%       865       -4.2%       828        697        18.8%
   5. Financial Services Fees               298        279      6.8%       380      -21.6%       298        279         6.8%
   6. Mortgage Banking Income                50        100    -50.5%        62      -20.1%        50        100       -50.5%
   7. Trust Fees                            282        273      3.3%       275        2.5%       282        273         3.3%
   8. Other Income                        2,035      1,900      7.1%     2,239       -9.1%     2,035      1,900         7.1%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      13,639     12,098     12.7%    14,427       -5.5%    13,639     12,098        12.7%
   10.Gains on Sales of Real Property         0          0      n/m          0       n/m           0          0         n/m
   11.Investment Securities                   0     (4,903)     n/m          0       n/m           0     (4,903)     -100.0%
          Gains (Losses)             -----------------------        ------------          -----------------------
   12.Total Noninterest Income          $13,639     $7,195     89.6%   $14,427       -5.5%   $13,639     $7,195        89.6%
                                     =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $67,614    $62,214      8.7%   $70,257       -3.8%   $67,614    $62,214         8.7%
   15.   Noninterest Income /              20.2%      11.6%               20.5%                 20.2%      11.6%
             Revenue (FTE)
   16.   Service Charges /                 0.76%      0.76%               0.73%                 0.76%      0.76%
             Deposits (annualized)
   17.   Total Revenue Per Share          $8.65      $7.88      9.8%     $8.70       -0.6%     $8.65      $7.88         9.8%
             (annualized)


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,258    $13,883     -4.5%   $13,867       -4.4%   $13,258    $13,883        -4.5%
   2. Occupancy                           3,232      2,952      9.5%     3,196        1.1%     3,232      2,952         9.5%
   3. Equipment                           1,266      1,230      2.9%     1,321       -4.1%     1,266      1,230         2.9%
   4. Data Processing                     1,534      1,548     -0.9%     1,524        0.7%     1,534      1,548        -0.9%
   5. Courier                               922        926     -0.4%       952       -3.2%       922        926        -0.4%
   6. Postage                               410        422     -2.8%       441       -7.0%       410        422        -2.8%
   7. Telephone                             432        528    -18.2%       497      -13.1%       432        528       -18.2%
   8. Professional Fees                     457        720    -36.5%       599      -23.7%       457        720       -36.5%
   9. Stationery & Supplies                 270        348    -22.5%       314      -14.2%       270        348       -22.5%
   10.Loan Expense                          195        204     -4.6%       200       -2.7%       195        204        -4.6%
   12.Operational Losses                    188        190     -0.8%       303      -37.8%       188        190        -0.8%
   13.Amortization of Identifiable        1,040        405      n/m      1,064       -2.3%     1,040        405         n/m
          Intangibles
   14.Other Operating                     2,279      2,507     -9.1%     2,702      -15.6%     2,279      2,507        -9.1%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $25,483    $25,863     -1.5%   $26,980       -5.5%   $25,483    $25,863        -1.5%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            939        963     -2.5%       945       -0.6%       939        963        -2.5%
   17.Average Assets /                   $5,383     $5,052      6.6%    $5,385       -0.0%    $5,383     $5,052         6.6%
          Full Time Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $292       $262     11.5%      $295       -1.0%      $292       $262        11.5%
             Equivalent Staff
             (annualized)
   20.   Noninterest Expense /             2.24%      2.32%               2.31%                 2.24%      2.32%
             Earning Assets
             (annualized)
   21.   Noninterest Expense /             37.7%      41.6%               38.4%                 37.7%      41.6%
             Revenues


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

8. Provision for Credit Losses.


                                     (dollars in thousands)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Provision for Credit Losses          $150       $300    -50.0%      $150        0.0%      $150       $300       -50.0%
   2. Gross Loan Losses                   1,118        599     86.7%       701       59.6%     1,118        599        86.7%
   3. Net Loan Losses                       231       (194)  -218.9%       287      -19.6%       231       (194)     -218.9%
   4. Recoveries / Gross Loan Losses         79%       132%                 59%                   79%       132%
   5. Average Total Loans            $2,615,949 $2,374,710     10.2%$2,616,813       -0.0%$2,615,949 $2,374,710        10.2%
   6. Net Loan Losses / Loans              0.04%     -0.03%               0.04%                 0.04%     -0.03%
         (annualized)
   7. Provision for Credit Losses /        0.02%      0.05%               0.02%                 0.02%      0.05%
          Loans (annualized)
   8. Provision for Credit Losses /        65.0%    -154.6%               52.3%                 65.0%    -154.6%
          Net Loan Losses



9. Credit Quality.


                                     (dollars in thousands)
                                                            3/31/06 /            3/31/06 /
                                       3/31/06    3/31/05   3/31/05  12/31/05    12/31/05    9/30/05    6/30/05    12/31/04
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $2,993     $1,766     69.5%    $2,068       44.7%    $2,292     $1,560      $2,970
   2. Performing Nonaccrual Loans         3,232      6,550    -50.7%     4,256      -24.1%     4,514      6,072       4,071
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              6,225      8,316    -25.1%     6,324       -1.6%     6,806      7,632       7,041
   4. Accruing Loans 90+ Days Past Due       29        107      n/m        162       n/m       1,334         84          10
                                     -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           6,254      8,423    -25.8%     6,486       -3.6%     8,140      7,716       7,051
   6. Repossessed Collateral                  0          0      n/m          0       n/m           0         40           0
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $6,254     $8,423    -25.8%    $6,486       -3.6%    $8,140     $7,756      $7,051
                                     =======================        ============          ==================================

   9. Classified Loans                  $28,878    $35,258    -18.1%   $29,997       -3.7%   $36,656    $37,615     $19,225
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $55,768    $59,859     -6.8%   $55,849       -0.1%   $59,674    $59,862     $54,152
   11.Total Loans Outstanding         2,639,968  2,708,052     -2.5% 2,672,221       -1.2% 2,675,907  2,687,566   2,300,230
   12.Total Assets                    5,055,553  5,200,460     -2.8% 5,157,559       -2.0% 5,161,472  5,199,404   4,745,320

   13.Allowance for Loan Losses /          2.11%      2.21%               2.09%                 2.23%      2.23%       2.35%
          Total Loans
   14.Nonperforming Loans / Total Loans    0.24%      0.31%               0.24%                 0.30%      0.29%       0.31%
   15.Nonperforming Loans & Repossessed
   16.    Collateral / Total Assets        0.12%      0.16%               0.13%                 0.16%      0.15%       0.15%
   17.Allowance / Nonperforming Loans       892%       711%                861%                  733%       776%        768%
   18.Allowance for Loan Losses /           193%       170%                186%                  163%       159%        282%
          / Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance                 6.0%       7.0%                6.1%                  7.3%       7.4%        4.6%
            for Loan Losses)


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                            3/31/06 /            3/31/06 /
                                       3/31/06    3/31/05   3/31/05  12/31/05    12/31/05    9/30/05    6/30/05    12/31/04
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $429,372   $445,924     -3.7%  $435,064       -1.3%  $440,405   $447,928    $366,661
   2. Tier I Regulatory Capital         303,344    297,791      1.9%   296,746        2.2%   297,896    299,003     327,070
   3. Total Regulatory Capital          345,786    342,146      1.1%   339,881        1.7%   341,147    342,967     367,333

   4. Total Assets                    5,055,553  5,200,460     -2.8% 5,157,559       -2.0% 5,161,472  5,199,404   4,745,320
   5. Risk-Adjusted Assets            3,222,355  3,329,316     -3.1% 3,267,226       -1.3% 3,275,611  3,307,055   2,948,797

   6. Shareholders' Equity /               8.49%      8.57%               8.44%                 8.53%      8.61%       7.73%
          Total Assets
   7. Shareholders' Equity /              16.26%     16.47%              16.28%                16.46%     16.67%      15.94%
          Total Loans
   8. Tier I Capital / Total Assets        6.00%      5.73%               5.75%                 5.77%      5.75%       6.89%
   9. Tier I Capital /                     9.41%      8.94%               9.08%                 9.09%      9.04%      11.09%
          Risk-Adjusted Assets
   10.Total Capital /                     10.73%     10.28%              10.40%                10.41%     10.37%      12.46%
          Risk-Adjusted Assets
   11.Shares Outstanding                 31,544     32,939     -4.2%    31,882       -1.1%    32,198     32,593      31,640
   12.Book Value Per Share               $13.61     $13.54      0.5%    $13.65       -0.2%    $13.68     $13.74      $11.59
   13.Market Value Per Share              51.92      51.77      0.3%     53.07       -2.2%     51.65      52.81       58.31


   14.Share Repurchase Programs

                                     (shares in thousands)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   15.Total Shares Repurchased /            429        373     15.1%       500      -14.1%       429        373        15.1%
          Canceled
   16.  Average Repurchase Price         $53.62     $54.59     -1.8%    $52.91        1.3%    $53.62     $54.59        -1.8%
   17.Net Shares Repurchased (Issued)       338     (1,299)     n/m        316       n/m         338     (1,299)        n/m


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                            3/31/06 /            3/31/06 /
                                       3/31/06    3/31/05   3/31/05  12/31/05   12/31/05    9/30/05    6/30/05    12/31/04
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $188,481   $168,881     11.6%  $209,807      -10.2%  $193,760   $195,289    $126,687

   3.   Investment Securities           642,996    719,097    -10.6%   662,388       -2.9%   660,630    691,609     931,710
            Available For Sale
   4.   Investment Securities         1,307,848  1,331,870     -1.8% 1,337,216       -2.2% 1,358,266  1,349,555   1,260,832
            Held to Maturity
   5.   Loans, gross                  2,639,968  2,708,052     -2.5% 2,672,221       -1.2% 2,675,907  2,687,566   2,300,230
   6.   Allowance For Loan Losses       (55,768)   (59,859)    -6.8%   (55,849)      -0.1%   (59,674)   (59,862)    (54,152)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,584,200  2,648,193     -2.4% 2,616,372       -1.2% 2,616,233  2,627,704   2,246,078
                                     -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment           32,535     35,586     -8.6%    33,221       -2.1%    33,640     34,864      35,223
   10.  Identifiable Intangible Assets   25,130     29,389      n/m     26,170       -4.0%    27,233     28,297       2,894
   11.  Goodwill                        121,719    127,503      n/m    121,907       -0.2%   124,122    124,122      18,996
   12.  Interest Receivable             152,644    139,941      9.1%   150,478        1.4%   147,588    147,964     122,900
            and Other Assets         -----------------------        ------------          ----------------------------------
   13.Total Assets                   $5,055,553 $5,200,460     -2.8%$5,157,559       -2.0%$5,161,472 $5,199,404  $4,745,320
                                     =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,355,426 $1,371,819     -1.2%$1,419,313       -4.5%$1,412,470 $1,377,680  $1,273,825
   17.    Interest-Bearing Transaction  641,264    626,693      2.3%   658,667       -2.6%   635,019    614,246     591,593
   18.    Savings                     1,004,964  1,166,858    -13.9% 1,022,645       -1.7% 1,094,130  1,114,631   1,091,981
   19.    Time                          737,532    773,473     -4.6%   745,476       -1.1%   732,316    726,283     626,220
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,739,186  3,938,843     -5.1% 3,846,101       -2.8% 3,873,935  3,832,840   3,583,619
                                     -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds       784,639    710,530     10.4%   775,173        1.2%   764,143    828,280     735,423
   22.  Debt Financing                   37,030     40,391     -8.3%    40,281       -8.1%    40,318     40,354      21,429
            and Notes Payable
   23.  Liability For Interest,          65,326     64,772      0.9%    60,940        7.2%    42,671     50,002      38,188
            Taxes and Other          -----------------------        ------------          ----------------------------------
   24.Total Liabilities               4,626,181  4,754,536     -2.7% 4,722,495       -2.0% 4,721,067  4,751,476   4,378,659
                                     -----------------------        ------------          ----------------------------------
   25.Shareholders' Equity:
   26.  Paid-In Capital                $344,941   $347,534     -0.7%  $345,458       -0.1%  $345,229   $347,355    $257,351
   27.  Unrealized Gain (Loss) on
            Investment Securities
   28.      Available For Sale             (830)     3,511      n/m      1,882     -144.1%     2,762      8,185       9,638
   29.  Retained Earnings                85,261     94,879    -10.1%    87,724       -2.8%    92,414     92,388      99,672
                                     -----------------------        ------------          ----------------------------------
   30.Total Shareholders' Equity        429,372    445,924     -3.7%   435,064       -1.3%   440,405    447,928     366,661
                                     -----------------------        ------------          ----------------------------------
   31.Total Liabilities and          $5,055,553 $5,200,460     -2.8%$5,157,559       -2.0%$5,161,472 $5,199,404  $4,745,320
          Shareholders' Equity       =======================        ============          ==================================


WESTAMERICA BANCORPORATION           Public Information April 18, 2006

12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                            Q1'06 /              Q1'06 /                        3/31'06YTD /
                                        Q1'06      Q1'05     Q1'05     Q4'05      Q4'05   3/31'06YTD 3/31'05YTD  3/31'05YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $41,106    $34,933     17.7%   $40,593        1.3%   $41,106    $34,933        17.7%
   3.   Money Market Assets                   1          0      n/m          1       n/m           1          0       n/m
            and Funds Sold
   4.   Investment Securities             7,574      9,469    -20.0%     7,638       -0.8%     7,574      9,469       -20.0%
            Available For Sale
   5.   Investment Securities            13,786     12,901      6.9%    14,002       -1.5%    13,786     12,901         6.9%
            Held to Maturity
                                     -----------------------        ------------          -----------------------
   6. Total Interest Income              62,467     57,303      9.0%    62,234        0.4%    62,467     57,303         9.0%
                                     -----------------------        ------------          -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                428        263     62.6%       457       -6.4%       428        263        62.6%
   9.   Savings Deposits                    898        863      4.1%       953       -5.8%       898        863         4.1%
   10.  Time Deposits                     5,916      3,231     83.1%     5,176       14.3%     5,916      3,231        83.1%
   11.  Short-Term Borrowed Funds         6,672      3,570     86.9%     5,296       26.0%     6,672      3,570        86.9%
   12.  Debt Financing                      598        430     39.0%       637       -6.2%       598        430        39.0%
            and Notes Payable        -----------------------        ------------          -----------------------
   13.Total Interest Expense             14,512      8,357     73.6%    12,519       15.9%    14,512      8,357        73.6%
                                     -----------------------        ------------          -----------------------

   14.Net Interest Income                47,955     48,946     -2.0%    49,715       -3.5%    47,955     48,946        -2.0%
                                     -----------------------        ------------          -----------------------

   15.Provision for Credit Losses           150        300    -50.0%       150        0.0%       150        300       -50.0%
                                     -----------------------        ------------          -----------------------
   16.Noninterest Income:
   17.  Service Charges on Deposit        7,083      6,927      2.3%     7,202       -1.6%     7,083      6,927         2.3%
            Accounts
   18.  Merchant Credit Card              2,385      1,298     83.8%     2,751      -13.3%     2,385      1,298        83.8%
   19.  Financial Services Commission       298        279      6.8%       380      -21.6%       298        279         6.8%
   20.  Mortgage Banking                     50        100    -50.5%        62      -20.1%        50        100       -50.5%
   21.  Trust Fees                          282        273      3.3%       275        2.5%       282        273         3.3%
   22.  Gains on Sales of Real Property       0          0      n/m          0       n/m           0          0         n/m
   23.  Securities Gains (Losses)             0     (4,903)     n/m          0       n/m           0     (4,903)     -100.0%
   24.  Other                             3,541      3,221      9.9%     3,757       -5.7%     3,541      3,221         9.9%
                                     -----------------------        ------------          -----------------------
   25.Total Noninterest Income           13,639      7,195     89.6%    14,427       -5.5%    13,639      7,195        89.6%
                                     -----------------------        ------------          -----------------------
   26.Noninterest Expense:
   27.  Salaries and Related Benefits    13,258     13,883     -4.5%    13,867       -4.4%    13,258     13,883        -4.5%
   28.  Occupancy                         3,232      2,952      9.5%     3,196        1.1%     3,232      2,952         9.5%
   29.  Equipment                         1,266      1,230      2.9%     1,321       -4.1%     1,266      1,230         2.9%
   30.  Data Processing                   1,534      1,548     -0.9%     1,524        0.7%     1,534      1,548        -0.9%
   31.  Professional Fees                   457        720    -36.5%       599      -23.7%       457        720       -36.5%
   32.  Other                             5,736      5,530      3.7%     6,473      -11.4%     5,736      5,530         3.7%
                                     -----------------------        ------------          -----------------------
   33.Total Noninterest Expense          25,483     25,863     -1.5%    26,980       -5.5%    25,483     25,863        -1.5%
                                     -----------------------        ------------          -----------------------

   34.Income Before Income Taxes         35,961     29,978     20.0%    37,012       -2.8%    35,962     29,978        20.0%
   35.Provision for income taxes          9,844      7,668     28.4%     9,888       -0.4%     9,844      7,668        28.4%
                                     -----------------------        ------------          -----------------------
   36.Net Income                        $26,117    $22,310     17.1%   $27,124       -3.7%   $26,117    $22,310        17.1%
                                     =======================        ============          =======================

   37.Average Shares Outstanding         31,688     32,022     -1.0%    32,029       -1.1%    31,688     32,022        -1.0%
   38.Diluted Average Shares             32,276     32,680     -1.2%    32,572       -0.9%    32,276     32,680        -1.2%
          Outstanding
   39.Per Share Data:
   40,  Basic Earnings                    $0.82      $0.70     18.3%     $0.85       -2.7%     $0.82      $0.70        18.3%
   41.  Diluted Earnings                   0.81       0.68     18.5%      0.83       -2.8%      0.81       0.68        18.5%
   42.  Dividends Paid                     0.32       0.30      6.7%      0.32        0.0%      0.32       0.30         6.7%
